Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments, and Contingencies	Commitments and Contingencies
Commitments
Leases
All of our leases are operating leases as of December 31, 2020. We have operating leases for corporate offices, manufacturing facilities, and land. Our leases have remaining lease terms of 2 years to 15 years. Quantitative disclosures about our leases under ASC 842 for the years ended December 31, 2020 and 2019 are summarized in the table below.

	Year ended December 31,
(in Millions)	2020	2019
Lease Cost
Operating lease cost (1)	$2.2	$2.2
Short-term lease cost	0.5	—
Variable lease cost (1)	0.2	0.2
Sublease income	—	(0.3)
Total lease cost (1)	$2.9	$2.1
Other information
Cash paid for amounts included in the measurement of lease liabilities:
Cash paid for operating leases	$2.1	$1.6
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1.Lease expense is classified as "Selling, general and administrative expenses" in our consolidated and combined statements of operations.

Under ASC 840, the Company's operating lease rent expense was $1.5 million for the year ended December 31, 2018. As of December 31, 2020, our operating leases had a weighted average remaining lease term of 11.7 years and a weighted average discount rate of 4.4%.

The table below presents a maturity analysis of our operating lease liabilities for each of the next five years and a total of the amounts for the remaining years.

(in Millions)	Undiscounted cash flows
2021	$2.0
2022	2.0
2023	1.8
2024	1.8
2025	1.8
Thereafter	11.2
Total future minimum lease payments	20.6
Less: Imputed interest	(4.4)
Total	$16.2
Contingencies
We are a party to various legal proceedings, including those noted in this section. Livent records reserves for estimated losses from contingencies when information available indicates that a loss is probable and the amount of the loss, or range of loss, can be reasonably estimated. As additional information becomes available, management adjusts its assessments and estimates. Legal costs are expensed as incurred.
In addition to the legal proceedings noted below, we have certain contingent liabilities arising in the ordinary course of business. Some of these contingencies are known but are so preliminary that the merits cannot be determined, or if more advanced, are not deemed material based on current knowledge; and some are unknown - for example, claims with respect to which we have no notice or claims which may arise in the future from products sold, guarantees or warranties made, or indemnities provided. Therefore, we are unable to develop a reasonable estimate of our potential exposure of loss for these contingencies, either individually or in the aggregate, at this time. There can be no assurance that the outcome of these contingencies will be favorable, and adverse results in certain of these contingencies could have a material adverse effect on the consolidated financial position, results of operations in any one reporting period, or liquidity.
IPO Securities Litigation
Beginning on May 13, 2019, purported stockholders of the Company filed putative class action complaints in the Pennsylvania Court of Common Pleas, Philadelphia County, and in the U.S. District Court for the Eastern District of Pennsylvania, in connection with the Company’s October 2018 IPO. On August 20, 2019, the actions then pending in federal court were consolidated under the caption, Nikolov v. Livent Corp., et al., No. 19-cv-02218. In an order entered on September 23, 2019, the actions then pending in state court were consolidated under the caption, In re Livent Corporation Securities Litigation, No. 2019-0501229. The operative complaints in both the state and federal actions assert claims against the Company and certain of its current and former executives and directors in connection with the Company’s October 2018 IPO. The actions also name as defendants the underwriters in the IPO and FMC Corporation, whom the Company is generally obligated to indemnify. The complaints allege generally that the offering documents for the IPO failed to adequately disclose certain information related to the Company’s business and prospects, in purported violation of Sections 11, 12(a)(2), and/or 15 of the Securities Act. The complaints seek unspecified damages and other relief on behalf of all persons and entities who purchased or otherwise acquired Livent common stock pursuant and/or traceable to the IPO offering documents. On October 11, 2019, defendants moved to dismiss the state action in its entirety, and on November 18, 2019, defendants moved to dismiss the federal action in its entirety. On June 29, 2020, the state court denied the motion to dismiss the state action, while on July 2, 2020, the federal court granted the motion to dismiss the federal action in its entirety. On July 7, 2020, in light of the federal court’s decision, defendants filed a motion for reconsideration of the state court’s denial of the motion to dismiss the state action. On July 29, 2020, defendants filed a motion seeking permission to appeal the state court’s order denying defendant’s motion to dismiss. On July 31, 2020, plaintiffs in the federal action filed a notice of appeal.
On October 27, 2020, defendants entered into a stipulation of settlement with the state court plaintiffs to pay $7.4 million to resolve all claims related to the IPO. On October 29, 2020, the state court plaintiffs filed a motion seeking preliminary approval of the settlement. Preliminary approval was granted on December 22, 2020 and the final approval court hearing is scheduled for April 15, 2021. If approved, the settlement would resolve all pending litigation relating to the IPO, including the claims in both the state and federal actions. All deadlines in the state and federal actions are currently stayed in light of the settlement.
As of December 31, 2020, the Company has accrued a net loss contingency of $2.0 million, consisting of a $7.4 million settlement accrued liability offset by a $5.4 million insurance reimbursement receivable, in connection with the pending settlement.
Nemaska arrangement
In October 2016, we entered into a long-term supply agreement (the “Agreement”) with Nemaska Lithium Shawinigan Transformation Inc. (“Nemaska”), a subsidiary of Nemaska Lithium Inc. based in Quebec, Canada. Pursuant to the Agreement, Nemaska was to provide lithium carbonate to us. Due to significant delays, Nemaska reported that it was not in a position to start delivering lithium carbonate according to the schedule in the Agreement. To enforce our right to supply under the Agreement, in July 2018, we filed for arbitration before the International Chamber of Commerce (in accordance with the Agreement’s terms).
On December 22, 2019, Nemaska, Nemaska Lithium Inc. and certain affiliates filed for creditor protection in Canada under the Companies’ Creditors Arrangement Act (the "CCAA") in the Superior Court of Québec (the “CCAA Court”). By order of the CCAA Court, the arbitration was stayed until further order of the CCAA Court. Nemaska did not assert any counterclaims against us in the context of the arbitration, nor any claim before the CCAA Court or otherwise, and we were not aware of any basis for Nemaska to assert any claims against us.
On May 29, 2020, we filed an application (the “Application”) with the CCAA Court to obtain remittance of US $20 million held in escrow by a third party for the benefit of Livent (the “Escrow Funds”), composed of: (i) US $10 million corresponding to the reimbursement of a payment made by Livent under the Agreement and (ii) US $10 million corresponding to a termination penalty under the Agreement. On the same day, we also filed an appeal of a Notice of Disallowance, filed by the Monitor in the CCAA Court, which had partially disallowed our previously filed proofs of claim against Nemaska and Nemaska Lithium Inc.
On June 22, 2020, we acknowledged the termination of the Agreement, withdrew our arbitration claims with prejudice, and requested the remittance of the Escrow Funds.
On August 24, 2020, Nemaska Lithium Inc. announced that it had accepted a sale proposal structured as a credit bid under the CCAA from a group made up of Orion Mine Finance, Investissement Quebec and The Pallinghurst Group (The Pallinghurst Group acting through a new entity named Quebec Lithium Partners; the "Nemaska Transaction"). In connection with the consummation of the Nemaska Transaction, Livent agreed to settle its claims against Nemaska Lithium Inc. and agreed to withdraw its Application before the CCAA Court in exchange for payment of an agreed upon portion of the Escrow Funds (subject to the final determination of any appeals).
On October 15, 2020, the Nemaska Transaction was approved by the CCAA Court pursuant to an approval and vesting order. Appeals of this order were filed with the Quebec Court of Appeals by two creditors of Nemaska, and were subsequently dismissed. These creditors have sought leave to appeal to the Supreme Court of Canada and judgment is pending.
Livent has entered into agreements with The Pallinghurst Group relating to Quebec Lithium Partners (a joint venture owned equally by The Pallinghurst Group and Livent) and the conduct of certain business operations previously conducted by Nemaska Lithium Inc.
Argentine Customs Authority
On July 31, 2020, we received notice from the Argentine Customs Authority that it was conducting an audit of Minera del Altiplano SA, our subsidiary in Argentina (“MdA”). The audit relates to the export of Lithium Carbonate from Argentina for the period January 10, 2015 through December 31, 2017. Although this relates to a period of time when MdA was a subsidiary of FMC, the Company agreed to bear any possible liability for this matter under the terms of the Tax Matters Agreement that it entered into with FMC at the Separation Date. At this point, a range of reasonably possible liabilities, if any, cannot be estimated by the Company.